UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2026

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Suite 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2026, Adial Pharmaceuticals, Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). As discussed in additional detail in Item 5.07, below, at the 2026 Annual Meeting, the Company’s stockholders approved (i) Amendment No. 8 to the Company’s 2017 Equity Incentive Plan, as amended (the “2017 Plan”), to increase the number of shares of Company common stock, par value $0.001 per share (“Common Stock”), authorized for issuance thereunder (the “2017 Plan Amendment”), (ii) the Adial Pharmaceuticals, Inc. 2026 Equity Incentive Plan (the “2026 Plan”), and (iii) the Adial Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan (the “2026 ESPP”).

Summaries of the material terms of each of the 2017 Plan, as amended by the 2017 Plan Amendment, the 2026 Plan and the 2026 ESPP are set forth under the headings “Proposal No. 9: The 2017 Plan Amendment Proposal,” “Proposal No. 10: The 2026 Plan Proposal” and “Proposal No. 11: The 2026 ESPP Proposal” contained in the Company’s definitive proxy statement on Schedule 14A for the 2026 Annual Meeting (the “Definitive Proxy Statement”), which the Company filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2026, and are incorporated herein by reference. The summaries are qualified in their entirety by reference to the full text of the 2017 Plan Amendment, 2026 Plan and 2026 ESPP, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As noted above, on September 17, 2026, the Company convened the 2026 Annual Meeting. Of the 2,625,890 shares of Common Stock outstanding and entitled to vote as of the record date for the 2026 Annual Meeting, 1,278,677 shares, or 48.7%, were present or represented by proxy at the 2026 Annual Meeting and, therefore, a quorum was present.

Based on preliminary voting reports, all twelve of the proposals on the agenda for the 2026 Annual Meeting have received overwhelming support from the Company’s stockholders. However, because the Company has not yet received Nasdaq’s conditional approval of the Initial Listing Application that the Company submitted to Nasdaq in connection with certain of the proposals presented to the Company’s stockholders for approval at the 2026 Annual Meeting, the Company determined to only move forward with the vote on Proposals 1, 2, 7, 8, 9, 10, 11 and 12 and to adjourn the 2026 Annual Meeting, in part, with respect to the vote on Proposals 3, 4, 5 and 6, as discussed in additional detail below. Each of the proposals voted on, and to be voted on, at the 2026 Annual Meeting, including at the adjournment or adjournments thereof, are described in detail in the Definitive Proxy Statement.

The final results of voting on Proposals 1, 2, 7, 8, 9, 10, 11 and 12 presented at the 2026 Annual Meeting on September 17, 2026 are as follows:

Proposal 1 - Election of Directors

The Company’s stockholders elected each of Cary J. Claiborne and Robertson H. Gilliland as a Class II director, to serve until the 2029 Annual Meeting of Stockholders and until his successor is duly elected and qualified, with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes
Cary J. Claiborne	831,079	4,758	442,840
Robertson H. Gilliland	826,834	9,003	442,840

Notwithstanding the foregoing, as disclosed in the Definitive Proxy Statement, each of Mr. Claiborne and Mr. Gilliland is expected to resign as a director shortly after all of the proposals set forth in the Definitive Proxy Statement are approved by the Company’s stockholders.

Proposal 2 - Ratification of CBIZ CPAs P.C. (f/k/a Marcum, LLP) as the Company’s independent registered public accounting firm for the year ending December 31, 2026

The Company’s stockholders ratified the appointment of CBIZ CPAs P.C. (f/k/a Marcum, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,256,114	20,974	1,589	0

Proposal 7 – Approval of Amendment to Certificate of Incorporation to Increase Authorized Shares

The Company’s stockholders approved an amendment to the Company’s certificate of incorporation, as amended, to increase the number of authorized shares of its Common Stock from 100,000,000 to 500,000,000, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,239,968	37,210	1,499	0

Proposal 8 - 2025 Warrant Exercise Proposal

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to an aggregate of 552,940 shares of Common Stock, upon the exercise of its Series F common stock purchase warrants issued in connection with its private placement offering that closed on November 28, 2025, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
825,651	9,086	1,100	442,840

Proposal 9 – 2017 Plan Amendment Proposal

The Company’s stockholders approved the 2017 Plan Amendment, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
828,388	6,378	1,071	442,840

Proposal 10 – 2026 Plan Proposal

The Company’s stockholders approved the 2026 Plan, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
821,237	13,510	1,090	442,840

Proposal 11 - 2026 ESPP Proposal

The Company’s stockholders approved the 2026 ESPP, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
824,241	10,495	1,101	442,840

Proposal 12 – Adjournment Proposal

The Company’s stockholders approved the proposal to adjourn the 2026 Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposals 3, 4, 5, 6, 7, 8, 9 10 and 11 (the “Adjournment Proposal”), based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,246,908	30,228	1,541	0

As noted above, although each of Proposals 3, 4, 5 and 6 received support well in excess of the votes required for approval, based on preliminary voting reports, the Company determined to exercise its authority under the Adjournment Proposal to adjourn the 2026 Annual Meeting solely with respect to Proposals 3, 4, 5 and 6 in order to provide the Company additional time to obtain the necessary Nasdaq approvals prior to holding the vote for those proposals. The polls remain open for Proposals 3, 4, 5 and 6.

The adjourned meeting will reconvene on October 1, 2026 at 8:30 a.m. Eastern Time at the Company’s offices located at 650 Peter Jefferson Parkway, Suite 230, Charlottesville, Virginia 22911.

The record date for the 2026 Annual Meeting, as adjourned, remains August 17, 2026. Stockholders who have already submitted proxies with votes on Proposals 3, 4, 5 and 6 do not need to take further action unless they wish to change their vote.

Important Information

This document may be deemed to be solicitation material in respect of the 2026 Annual Meeting. In connection with the 2026 Annual Meeting, the Definitive Proxy Statement filed with the SEC and a proxy card with respect to its solicitation of proxies for the 2026 Annual Meeting. BEFORE MAKING ANY VOTING DECISIONS, SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ADJOURNED MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the 2026 Annual Meeting. No changes have been made in the proposals to be voted on by stockholders at the 2026 Annual Meeting. The Definitive Proxy Statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the adjourned 2026 Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 8 to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan
10.2	Adial Pharmaceuticals, Inc. 2026 Equity Incentive Plan
10.3	Adial Pharmaceuticals, Inc. 2026 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 18, 2026	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne,
	Title:	President and Chief Executive Officer

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